UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 28, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously disclosed on Blue Nile Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2011, Diane Irvine resigned from her positions as Blue Nile’s Chief Executive Officer, President and Director, effective November 11, 2011 (the “Separation Date”).

On November 28, 2011, Blue Nile entered into a Separation Agreement (the “Agreement”) with Irvine. In accordance with the terms of the Agreement, conditioned upon Irvine’s continued performance of her obligations under the Agreement, the Company will provide to Irvine, the following severance benefits:

1.	a lump sum payment of $250,000, payable on or before December 28, 2011;

2.	an extension of the post-termination period she has to exercise her vested and exercisable stock options until the earliest of (i) May 11, 2012, (ii) the expiration date set forth in the stock option agreement, (iii) the effective date of a Corporate Transaction or Change in Control (as defined in the applicable stock plan), and (iv) the date she breaches her continuing obligations under the Agreement; and

3.	a monthly payment equal to her COBRA premiums for that month (including premiums for Irvine and her eligible dependents who elect to remain enrolled in the COBRA coverage), for a number of months equal to the lesser of (i) the duration of the period in which she and her eligible dependents are eligible for and enrolled in COBRA coverage (and not otherwise covered by another employer’s group health plan), and (ii) six (6) months.

The Agreement further provides that: (i) Irvine’s participation in all equity compensation, incentive compensation and all other compensation plans, programs and agreements shall terminate effective as of the Separation Date, and (ii) Irvine is not entitled to any compensation and benefits from and after the Separation Date, except as provided in the Agreement, and any vested right she may have under the Blue Nile 401(k) Plan. In the Agreement, Irvine also provided a general release of claims against the Company.

ITEM 7.01. REGULATION FD DISCLOSURE

The Company expects to record a one-time charge of approximately $520,000 in the fourth quarter of 2011 related to the Separation Agreement. The charge was not considered in the financial guidance for the fourth quarter of 2011 provided by the Company on November 8, 2011.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

10.1	Separation Agreement between Blue Nile, Inc. and Diane Irvine, dated November 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Terri K. Maupin
Terri K. Maupin
Dated: December 1, 2011		Chief Accounting Officer (Principal Accounting Officer)

	By:	/s/ David Binder
David Binder
Dated: December 1, 2011		Chief Financial Officer (Principal Financial Officer)